Exhibit 10.34

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of 17th May, 2019 (the “Amendment Date”), and effective as of the Effective Date, is made and entered into by and between The Rockefeller University, a New York not-for-profit education corporation, with a principal place of business at 1230 York Avenue, New York, NY 10065 (“Rockefeller”, also referred to herein as “Licensor”) and Vir Biotechnology, Inc. a Delaware corporation, with a principal place of business at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (referred to herein as “Licensee”).

WHEREAS, Licensor and Licensee entered into a certain Exclusive License Agreement, effective as of July 31, 2018 (the “Agreement”); and

WHEREAS, Licensee and Licensor each wish to amend and update certain aspects of the Agreement.

NOW, THEREFORE, in consideration of the above and the mutual rights and obligations contained in this Amendment, and intending to be legally bound, Licensor and Licensee (individually, a “Party”, and together, the “Parties”) agree as follows:

1. AMENDMENT OF THE AGREEMENT.

1.1 All terms defined in the Agreement shall have a meaning in this Amendment as in the Agreement, unless otherwise expressly defined in this Amendment.

1.2 Section 1.4, the definition of “Antibody Target”, shall be deleted.

1.3 Section 1.17, the definition of “Enhanced Product”, shall be deleted and replaced in its entirety with the following:

1.17 “Enhanced Product” means any infectious disease product that is discovered, developed, made, used, sold, offered for sale or imported, the Exploitation, Development, Manufacturing or Commercialization of such product, that (a) is covered by a Valid Claim of a Licensed Patent, or (b) involves the use or incorporation, in whole or in part, of Materials or Technical Information in an infectious disease product that includes [***] mutation.

1.4 Section 1.23, the definition of “Field of Use”, shall be deleted and replaced in its entirety with the following:

1.23 “Field of Use” means all uses and purposes for infectious diseases, including the treatment, palliation, diagnosis, or prevention of any Indication in human or animals.

1.5 Section 1.28, the definition of “Indication”, shall be deleted and replaced in its entirety with the following:

1.28 “Indication” means a separate and distinct disease in humans or animals, the marketing of an Enhanced Product for the treatment, prevention, diagnosis, monitoring or amelioration of which requires Regulatory Approval not legally satisfied by prior grant of Regulatory Approval (i.e., which requires a new Regulatory Approval for such marketing).

1.6 Section 1.38, the definition of “Materials”, shall be deleted and replaced in its entirety with the following:

1.28 “Materials” means the tangible physical material, if any, delivered to Licensee hereunder, and not to any for-profit Third Party company for Exploitation within the Field of Use, as set forth in Exhibit C hereto, and [***].

1.7 Section 1.45, the definition of “Program”, shall be deleted and replaced in its entirety with the following:

1.45 This Section 1.45 is intentionally left blank.

1.8 Section 1.55, the definition of “Technical Information”, shall be deleted and replaced in its entirety with the following:

1.55 “Technical Information” means any and all technical, scientific and other information, knowledge, technology, methods, processes, practices, formulae, assays, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, software, computer software or programs, assembly procedures, specifications, data and/or results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, preclinical, clinical, safety, manufacturing, or quality control data, including study designs and protocols) relating [***], in all cases whether or not confidential, proprietary, patented, patentable, existing in written or electronic form [***] named inventors of the Licensed Patents prior to the Effective Date of this Agreement]. For clarity, Technical Information includes all information within Licensed Patents that is not a Valid Claim and is not, in its entirety, in the public domain as of the Effective Date of this Agreement.

1.9 Exhibit D on the page entitled Table of Contents shall be deleted and replaced in its entirety with the following:

Exhibit D: Intentionally left blank

1.10 Exhibit D in the exhibits section shall be deleted and replaced in its entirety with the following:

Exhibit D: Intentionally left blank

1.11 Section 2.2, “Non-Exclusive License”, shall be deleted and replaced in its entirety with the following:

2.2 Non-Exclusive License. Subject to the terms and conditions set forth herein, Licensor hereby grants to Licensee a royalty-bearing non-exclusive license, with the right to grant Sublicenses, to use the Technical Information and Materials, to Exploit any and all Enhanced Products in the Field of Use throughout the Territory.

1.12 Section 2.3, “Sublicensing”, shall be amended to include the following:

(e) Following the [***], in the event that Licensor has received a written bona fide offer from a Third-Party [***] to Exploit any product in the Field of Use that, if such product were developed and commercialized by Licensee would be an Enhanced Product, and such product is [***], Licensee will, within [***] after receipt from Licensor such written bona fide offer, either (i) initiate negotiations with such Third Party for the grant of a Sublicense to such Third Party [***], (ii) [***] Development of such product as an Enhanced Product, [***], or (iii) [***].

1.13 Section 2.4, “Retained Rights”, shall be deleted and replaced in its entirety with the following:

2.4. Retained Rights. The grants provided hereunder are subject to rights retained by Licensor to:

(a) use, and permit other non-profit Entities to use, the Licensed Patents within the Field of Use only for educational, research, and non-commercial purposes;

(b) use, and allow all Entities to use, the Licensed Patents for any purpose outside of the Field of Use;

(c) use the Licensed Patents for the purposes of certain research being conducted [***] under the Collaborative Research Agreement by and between The Rockefeller University and Vir Biotechnology, Inc., [***]; and

(d) use, and permit other Entities to use, the Technical Information and Materials for all purposes.

[***]. Notwithstanding anything to the contrary, the retained rights described in this Section 2.4 shall not include any right or license to use, for any purpose (i) any intellectual property owned or otherwise controlled by Licensee, (ii) any Materials that are derivatives or improvements developed by Licensee, Affiliates, or Sublicensees, or (iii) any other materials derived from, or obtained from, materials delivered to Licensor or to [***] by Licensee under the terms of the Collaborative Research Agreement by and between The Rockefeller University and Vir Biotechnology, Inc., [***].

1.14 Section 3.3, “Due Diligence Events”, shall be deleted and replaced in its entirety with the following:

3.3. Due Diligence Events. Licensee (or Affiliates or Sublicensees) shall perform at least the following obligations as part of its Commercially Reasonable Efforts to Develop and Commercialize the Enhanced Products required under this Article 3, (each below, a “Due Diligence Event”):

(a) Perform the activities set forth in the applicable Development Plan.

(b) With respect to an Enhanced Product for influenza:

[***].

(c) With respect to Enhanced Products for Hepatitis B:

[***].

(d) With respect to an Enhanced Product for Human Immunodeficiency Virus:

[***].

(e) Licensee agrees to submit to Licensor a plan with respect to Enhanced Products resulting from at [***] within [***] after successful completion by [***] under the certain Collaborative Research Agreement by and between The Rockefeller University and Vir Biotechnology, Inc., [***].

1.15 Section 4.2, “Minimum Annual Fees”, shall be deleted and replaced in its entirety with the following:

4.2 Minimum Annual Fees. As additional consideration for the license and other rights granted under this Agreement, Licensee shall pay to Licensor an annual non-refundable, non-creditable (except as otherwise provided in Section 4.3) license maintenance fee (“MAF”) of One Million US Dollars ($1,000,000), such fee to be payable no later than [***] following the Amendment Date and each anniversary of the Amendment Date through the expiration of the Royalty Term.

1.16 Section 4.4, “Milestone Payments”, shall be deleted and replaced in its entirety with the following:

4.4 Milestone Payments. As additional consideration for the license and other rights granted under this Agreement, with respect to each Enhanced Product, Licensee shall make the following non-creditable milestone payments to Licensor within [***] after the occurrence of each of the following events, with a written notice to Licensor as to which Milestone Event has been achieved and whether Licensee, an Affiliate, or a Sublicensee achieved such an event:

(a) With respect to the first Enhanced Product for the [***]

[***]

(b) With respect to the first [***] Enhanced Products (that are not [***]) with projected peak worldwide annual Net Sales of [***] or more (“Significant Commercial Potential”):

[***]

(c) With respect to any Enhanced Product that (i) is not [***] and (ii) is designated to have Significant Commercial Potential, after the first [***] Enhanced Products with Significant Commercial Potential [***], or with respect to any Enhanced Product that (1) is not [***] and (2) is not designated to have Significant Commercial Potential:

[***]

The milestones set forth in this Section 4.4 are successive and not creditable against any other obligations of Licensee. If a particular Enhanced Product is not required to undergo the event associated with a particular milestone for an Enhanced Product (“Skipped Milestone”), such Skipped Milestone will be deemed to have been achieved upon the occurrence of the next successive milestone that is achieved with respect to such Enhanced Product (“Achieved Milestone”). Payment of any Skipped Milestone that is owed in accordance with the provisions of this paragraph shall be due within [***] after the occurrence of the Achieved Milestone.

1.17 Section 4.5, “Commercial Success Fee”, shall be deleted and replaced in its entirety with the following:

4.5 Commercial Success Fee. As additional consideration for the license and other rights granted under this Agreement, during the Royalty Term, with respect to the [***] and the first [***] Enhanced Products with Significant Commercial Potential [***] to have Net Sales in the applicable Calendar Year, Licensee shall pay to Licensor a one-time payment of:

(a) [***] within [***] after the close of the first Calendar Year in which Net Sales of such Enhanced Product(s) (i.e. one such Enhanced Product, or more than one such Enhanced Product, if Net Sales are considered in the aggregate) in such Calendar Year [***]; and

(b) [***] within [***] after the close of the first Calendar Year in which Net Sales of such Enhanced Product(s) (i.e. one such Enhanced Product, or more than one such Enhanced Product, if Net Sales are considered in the aggregate) in such Calendar Year [***].

Notwithstanding anything to the contrary, any such payment shall only be due and payable once, regardless of how many years Net Sales reach or exceed the thresholds set forth above in subsection (a) or subsection (b).

1.18 Section 4.7, “Reductions to Royalty Rates”, shall be deleted and replaced in its entirety with the following:

4.7 Reductions to Royalty Rates. On an Enhanced Product-by-Enhanced Product and Jurisdiction-by-Jurisdiction basis, the permissible reductions in royalty percentages in Section 4.6, whether individually, in the aggregate, or in any combination with the permitted reductions under Section 4.8 or Section 7.2, will not reduce the royalty percentage due to Licensor below [***]. Notwithstanding the foregoing, Licensee shall be permitted to reduce the royalty percentage due to Licensor on a particular Enhanced Product in a particular Jurisdiction to [***] in each Quarter for which Net Sales on such Enhanced Product occurs and the following conditions are met: (a) a Third Party that is not a Sublicensee of Licensee or Licensee’s Affiliates is offering for sale (and has made bona fide sales of) [***] in the Jurisdiction; (b) the Third Party antibody either ***]; (c) the antibody is approved for an infectious disease caused by the same pathogen in the Jurisdiction for which the Enhanced Product is approved in such Jurisdiction; and (d) Licensee’s [***] in the Jurisdiction is [***].

1.19 Section 5.1, “Reporting of First Commercial Sale”, shall be deleted and replaced in its entirety with the following:

5.1 Reporting of [***]. For each Enhanced Product, Licensee shall, at least [***] in advance of [***], provide written notice to Licensor of its designation, made in good faith, as an [***], an Enhanced Product with Significant Commercial Potential, or an Enhanced Product that does not have Significant Commercial Potential. Should Licensor disagree with Licensee’s designation, Licensor shall notify Licensee in writing no more than [***] following Licensor’s receipt of Licensee’s written notice of the Enhanced Product’s designation. In the event of disagreement, in each circumstance, the Parties will discuss the Licensee’s assessment of such Enhanced Product and strive to reach an agreement on its designation no more than [***] following Licensor’s written notice to Licensee. Should the Parties not be able to reach an agreement on the designation, the Parties will promptly engage a qualified disinterested Third Party to perform an assessment regarding projected peak worldwide annual Net Sales of such Enhanced Product (the expense of such Third Party assessment to be borne equally by the Parties), such assessment to be binding upon, and unappealable, by the Parties. In the event that any particular Enhanced Product designated as one of the [***] Enhanced Products with Significant Commercial Potential [***], is abandoned or for any reason is no longer the subject of Commercially Reasonable Efforts, the next Enhanced Product with Significant Commercial Potential shall replace such particular Enhanced Product; provided that, in no instance, shall any particular milestone payment under Section 4.4(b) be paid more than [***] times.

1.20 Section 5.2, “Quarterly Report”, shall be deleted and replaced in its entirety with the following:

5.2 Reporting of First Commercial Sale and Quarterly Reports. Licensee shall provide a written report to Licensor setting forth the date of First Commercial Sale of each Enhanced Product in each Jurisdiction within [***] after the occurrence thereof. In addition, within [***] after the Quarter in which any First Commercial Sale occurs, and within [***] after each Quarter during the term of this Agreement thereafter, Licensee shall provide Licensor a written report for such Quarter (each such report, a “Quarterly Report”). Each Quarterly Report shall include the following:

(a) Gross Sales of each Enhanced Product in each Jurisdiction;

(b) Net Sales of each Enhanced Product in each Jurisdiction based on such Gross Sales, [***];

(c) royalty payments due to Licensor pursuant to Article 4 for each Enhanced Product in each Jurisdiction;

(d) [***], all Sublicense Income received by Licensee [***] and amounts due to Licensor pursuant to Section 4.9; and

(e) milestone payments due to Licensor corresponding to achievement of milestone events, as set forth in Section 4.4.

1.21 Section 5.4, “Updated Development Plan and Annual Progress Report”, shall be deleted and replaced in its entirety with the following:

5.4 Updated Development Plan and Annual Progress Report. On each anniversary of the Effective Date while any Enhanced Product is under Development, Licensee shall submit to Licensor an updated Development Plan, in accordance with Section 3.1. On the same date, Licensee shall further submit a written summary report describing Licensee’s (and Affiliate’s and/or Sublicensee’s, as applicable) progress regarding: (a) Development of each Enhanced Product under Development; (b) [***] for each Enhanced Product as specified [***]; (c) preparing, filing, and obtaining and maintaining of any Regulatory Approvals; (an “Annual Progress Report”). For clarity, SEC filings, other regulatory filings, marketing authorizations, and/or press releases, in and of themselves, as stand-alone documents without additional information, shall not be sufficient to satisfy the requirements of this Section 5.4.

1.22 Section 6.3(a) shall be deleted and replaced in its entirety with the following:

(a) Prosecution of Patents, including patents of Licensee;

1.23 Section 7.1 shall be deleted and replaced in its entirety with the following:

7.1 Patent Prosecution. [***] shall control the Prosecution of Licensed Patents and the selection of patent counsel. All documents prepared by such patent counsel shall be provided to [***] for review and comment prior to filing not less than [***] prior to the deadline for submission to the applicable patent office. [***] will consider any comments from Licensee in good faith; provided, however, that [***]. All Licensed Patents existing as of the Effective Date will be in [***] name, and [***] acknowledges that [***]; provided, however, notwithstanding anything to the contrary [***]. [***] patent counsel will confer with [***] on a calendar quarterly basis, or as otherwise requested by [***], to discuss patent strategy with respect to inventions in the Field of Use, including, for example, the content, scope and timing of filing of patent applications and responses to office actions. [***] shall fully consider all suggestions of [***] proposed instructions to patent counsel regarding the specification or claims in any patent application with respect to the Field of Use within the Licensed Patents [***] will fully consider [***] suggestions and proposed instructions to patent counsel with respect to prosecution of such patent applications. At [***] written direction to [***] provide its proposed instructions [***], and [***], patent counsel shall act upon such instructions. Subject to Section 7.2, Licensee shall pay, [***], all expenses for Prosecution of the Licensed Patents. [***].

1.24 Section 12.3, “Termination by Licensee”, shall be deleted and replaced in its entirety with the following:

12.3 Termination by Licensee. Licensee may terminate this Agreement, in whole or in part, at any time, with or without cause, by giving written notice thereof to Licensor, such termination shall be effective sixty (60) days after such written notice. Effective upon such termination, except as otherwise set forth in Article 13, all of Licensee’s rights and obligations associated therewith shall cease.

1.25 Section 13.2, “Survival of Terms”, shall be deleted and replaced in its entirety with the following:

13.2 Survival of Terms. The following provisions shall survive the expiration or termination of this Agreement: Articles 1 (Definitions), 4 (Fees, Royalties, Milestones, and Payments) (to the extent applicable to amounts due as of the effective date of termination), 5 (Reports and Payments) (to the extent applicable to amounts due as of expiration or the effective date of termination), 6 (Confidentiality; Publicity; Use of Name), 9 (Disclaimer of Warranties; Limitation of Liabilities), 10 (Indemnification), 11 (Insurance), 13 (Effect of Termination), and Article 14 (Additional Provisions), and Section 2.6 (Implied Licenses).

2. OTHER PROVISIONS.

2.1 All provisions of the Agreement not expressly modified by this Amendment shall remain in full force and effect.

3. COUNTERPARTS.

3.1 This Amendment may be executed in counterparts with the same effect as if each of the Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(Signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

VIR BIOTECHNOLOGY, INC.:		THE ROCKEFELLER UNIVERSITY:

BY:	/s/ Jay Parrish	BY:	/s/ Jeanne Farrell PHD
NAME:	Jay Parrish	NAME:	Jeanne Farrell PHD
TITLE:	CBO	TITLE:	Associate VP Technology Transfer

[Signature Page to Amendment to Exclusive License Agreement]